                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                                AIM FUNDS GROUP
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

     ___________________________________________________________________________

     2) Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________

     4) Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________

     5) Total fee paid:

     ___________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     ___________________________________________________________________________

     2) Form, Schedule or Registration Statement No.:

     ___________________________________________________________________________

     3) Filing Party:

     ___________________________________________________________________________

     4) Date Filed:

     ___________________________________________________________________________

                            AIM OPPORTUNITIES I FUND


                                 IMPORTANT PROXY
                                      NEWS
                       ----------------------------------
                              MEETING SCHEDULED FOR
                                 APRIL 12, 2007
                       ----------------------------------

Recently we distributed proxy material                        For your convenience, please utilize any of
regarding the Meeting of Shareholders of AIM                  the following methods to submit your vote:
Opportunities I Fund. The meeting, which was
held on March 15, 2007, has been adjourned to                 1.   BY INTERNET
April 12, 2007 at 3:00 p.m. Central time, at                  Follow the instructions on your voting
the same location. Our records indicate that                  instruction form.
we have not received voting instructions for
your account(s). In an effort to avoid                        2.   BY TOUCH-TONE PHONE
incurring any further expenses, we are asking                 Follow the instructions on your voting
you to please take a moment right now to                      instruction form.
submit your vote.
                                                              3.   BY MAIL
Your vote is important no matter how many                     Simply return your executed voting
shares you own. In order for your vote to be                  instruction form in the envelope provided.
represented, WE MUST RECEIVE YOUR
INSTRUCTIONS PRIOR TO YOUR FUND'S MEETING
DATE.








                PLEASE TAKE A MOMENT AND VOTE TODAY! THANK YOU.

                            AIM OPPORTUNITIES II FUND


                                 IMPORTANT PROXY
                                      NEWS
                       ----------------------------------
                              MEETING SCHEDULED FOR
                                 APRIL 12, 2007
                       ----------------------------------

Recently we distributed proxy material                        For your convenience, please utilize any of
regarding the Meeting of Shareholders of AIM                  the following methods to submit your vote:
Opportunities II Fund. The meeting, which was
held on March 15, 2007, has been adjourned to                 1.   BY INTERNET
April 12, 2007 at 3:00 p.m. Central time, at                  Follow the instructions on your voting
the same location. Our records indicate that                  instruction form.
we have not received voting instructions for
your account(s). In an effort to avoid                        2.   BY TOUCH-TONE PHONE
incurring any further expenses, we are asking                 Follow the instructions on your voting
you to please take a moment right now to                      instruction form.
submit your vote.
                                                              3.   BY MAIL
Your vote is important no matter how many                     Simply return your executed voting
shares you own. In order for your vote to be                  instruction form in the envelope provided.
represented, WE MUST RECEIVE YOUR
INSTRUCTIONS PRIOR TO YOUR FUND'S MEETING
DATE.








                PLEASE TAKE A MOMENT AND VOTE TODAY! THANK YOU.

                           AIM OPPORTUNITIES III FUND


                                 IMPORTANT PROXY
                                      NEWS
                       ----------------------------------
                              MEETING SCHEDULED FOR
                                 APRIL 12, 2007
                       ----------------------------------

Recently we distributed proxy material                        For your convenience, please utilize any of
regarding the Meeting of Shareholders of AIM                  the following methods to submit your vote:
Opportunities III Fund. The meeting, which was
held on March 15, 2007, has been adjourned to                 1.   BY INTERNET
April 12, 2007 at 3:00 p.m. Central time, at                  Follow the instructions on your voting
the same location. Our records indicate that                  instruction form.
we have not received voting instructions for
your account(s). In an effort to avoid                        2.   BY TOUCH-TONE PHONE
incurring any further expenses, we are asking                 Follow the instructions on your voting
you to please take a moment right now to                      instruction form.
submit your vote.
                                                              3.   BY MAIL
Your vote is important no matter how many                     Simply return your executed voting
shares you own. In order for your vote to be                  instruction form in the envelope provided.
represented, WE MUST RECEIVE YOUR
INSTRUCTIONS PRIOR TO YOUR FUND'S MEETING
DATE.








                PLEASE TAKE A MOMENT AND VOTE TODAY! THANK YOU.